UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): December 18, 2024

ACNB Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.07    Submission of Matters to a Vote of Security Holders

On December 18, 2024, ACNB Corporation (“ACNB”) held a Special Meeting of Shareholders (the “Special Meeting”). A total of 8,577,773 shares of ACNB’s common stock were entitled to vote as of October 21, 2024, the record date for the Special Meeting. There were 5,525,489 shares present virtually or by proxy which constituted a quorum at the Special Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders at the Special Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Approval of Issuance of Shares of ACNB Common Stock

The shareholders voted to approve the issuance of shares of ACNB common stock in connection with the merger of Traditions Bancorp, Inc. with and into ACNB South Acquisition Subsidiary, LLC, a wholly-owned subsidiary of ACNB, as contemplated by the Agreement and Plan of Reorganization, dated as of July 23, 2024, by and among ACNB, ACNB South Acquisition Subsidiary, LLC, ACNB Bank, Traditions Bancorp, Inc. and Traditions Bank. The results of the vote were as follows:

For	Against	Abstain
5,459,384	56,484	9,621

Proposal No. 2 – Adjournment or Postponement of Special Meeting

The shareholders voted to approve the proposal to adjourn or postpone the Special Meeting of Shareholders, if more time is needed, to allow ACNB to solicit additional votes in favor of issuance of shares of ACNB common stock in connection with the merger. The results of the vote were as follows:

For	Against	Abstain
5,096,245	382,451	46,793

Proposal No. 3 – To Transact Such Other Business

The shareholders voted to approve the transaction of such other business as may properly come before the Special Meeting of Shareholders. The results of the vote were as follows:

For	Against	Abstain
2,838,615	2,634,517	52,357

Given that Proposal No. 1 was approved and the adjournment or postponement of the Special Meeting was not necessary, and there was no other business properly presented to the Special Meeting, ACNB did not take action on Proposals No. 2 and 3.

ITEM 8.01    Other Events

On December 19, 2024, the Registrant issued a press release announcing the results of the Special Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description

99.1    Joint Press Release Announcing Receipt of Shareholder Approvals Dated December 19, 2024

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION (Registrant)

Dated:	December 19, 2024	/s/ Kevin J. Hayes
Kevin J. Hayes
Senior Vice President/
General Counsel, Secretary & Chief Governance Officer